Exhibit 99.1

Nasdaq: VANI

Vivani Medical, Inc.

Guaranteed Adherence.
Better Outcomes.


Vivani
Entrance

www.vivani.com

October 2026

Disclaimers

The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans" or "planned," "strategy," “goal," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Vivani Medical, Inc. ("Vivani", the "Company", "we" or "us”) expects or anticipates will occur in the future, such as stated objectives or goals, our products and their therapeutic potential and planned development, the indications that we intend to target, our technology, our business and strategy, milestones, addressable markets, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors. These risks and uncertainties include, but are not limited to, that we may fail to commence our planned future clinical trials for products under development; conduct any pre-clinical activities of our other products; our products may not demonstrate safety or efficacy in clinical trials; we may fail to secure marketing approvals for our products; there may be delays in regulatory approval or changes in regulatory framework that are out of our control; our estimation of addressable markets of our products may be inaccurate; we may fail to timely raise additional required funding; more efficient competitors or more effective competing treatment may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier study results may not be predictive of later stage study outcomes; and we are dependent on third-parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks and uncertainties are described in our Annual Report on Form 10-K filed on March 26, 2026, our Quarterly Report on Form 10-Q filed on August 13, 2026, and our subsequent filings with the U.S. Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. All of our therapies are still investigational and have not been approved by any regulatory authority for any use.

Vivani Medical, Inc.

Clinical stage innovator uniquely positioned to address the future challenges and opportunities of an evolving obesity market

Our focus: Enhance patient outcomes and GLP-1 market uptake in chronic diseases via unique route of administration, improved patient adherence, tolerability, and convenience

Platform Technology: NanoPortal ultra-long-acting, miniature drug implants designed to enable very infrequent dosing, including every 6 months, 12 months, or longer

Lead program: NPM-139 is a miniature, subdermal, semaglutide implant for chronic weight management in obese and overweight individuals

Clinical catalysts ahead: SLIM-1 (semaglutide implant) rapidly enrolled with all patients dosed; top-line data expected in Nov 2026; Phase 2 design underway for anticipated 2027 start

Platform Proof of Concept: Preclinical weight loss of ~20% sustained for a full year

Nasdaq: VANI

Cash runway expected to fund current operating plan, including completion of key milestones, into mid-2027

SLIM-1 clinical study (NPM-139, semaglutide implant) and Novo Nordisk evaluation ongoing

Highly specialized & proprietary manufacturing operations in Alameda, CA

GLP-1 market expected to grow to $190B by 2035*

*Morgan Stanley Research published in April 2026 estimates the global GLP-1 market could reach approximately $190 billion by 2035 across obesity and diabetes, with an obesity-only TAM of approximately $150 billion. Current eligible-patient penetration in the U.S. is estimated at approximately 6%; a bull-case projection is approximately $240 billion. https://www.morganstanley.com/insights/articles/glp1-weight-loss-market-may-double-190-billion-2035

NPM-139: Our lead program, designed to solve the problem of patient adherence to GLP-1 therapy

We are developing a once- or twice-yearly semaglutide implant for chronic weight management in obese or overweight patients

FDA-approved GLP-1 products generated $**132B** in global sales in 2025. The market for FDA-approved GLP-1 products for weight loss is expected to grow at a 131% CAGR.[1]

Based on real-world adherence and persistence data, **>50%** of patients regularly miss doses; **>50%** discontinue by year 1 and **~75%** discontinue by year 2[2]

[1] IQVIA presentation at AMCP 2026; Morgan Stanley. (2026, April). "Obesity Drugs Are Scaling Fast." https://www.morganstanley.com/insights/articles/glp1-weight-loss-market-may-double-190-billion-2035
[2] Gleason, P. P., Urick, B. Y., Marshall, L. Z., Friedlander, N., Qiu, Y., & Leslie, R. S. (2024). Real-world persistence and adherence to glucagon-like peptide-1 receptor agonists among obese commercially insured adults without diabetes. *Journal of managed care & specialty pharmacy*, *30*(8), 860–867. https://doi.org/10.18553/jmcp.2024.23332

Vivani

Persistence and adherence are critical to securing desired long-term health outcomes

Persistence data comparing obesity therapies suggest room for improvement across the board, including for semaglutide. **The unmet need is significant.**

- The opportunity for an additional 60% improvement in persistence for semaglutide is remarkable and could translate to improved patient outcomes

---

- Semaglutide implant is designed to guarantee adherence during the entire once- or twice-yearly dosing interval

Large Retrospective Cohort Study* (N=1,911)



6 months
12 months
100%
75%
50%
25%
0%
Percent Remaining on Therapy
Semaglutide
Liraglutide
Phentermine topiramate
Naltraxone-bupropion
Orlistat
Implant**

** Implant not included in this Large Retrospective Cohort Study, included for illustrative purposes only; assumes full replacement at 6 months

* Published in Obesity, December 8, 2023

GLP-1 (semaglutide) discontinuation leads to rapid hunger-induced weight rebound

Sudden semaglutide withdrawal produces immediate rebound hunger, leading to rapid weight regain mediated by greater food consumption



68-week treatment phase
52-week off-treatment extension phase
Body weight (%) – change from baseline
Body weight (kg) – change from baseline
2
0
−2
−4
−6
−8
−10
−12
−14
−16
−18
−5
−10
−15
Semaglutide 2.4 mg arm
Placebo arm
0 4 8 12 16 20 28 36 44 52 60 68 75 80 104 120
Time since randomization (wk)

STEP 1 Extension: Semaglutide Withdrawal
From Novo Nordisk Wegovy® Clinical Program

Vivani

Large pharma is investing heavily in extending GLP-1 dosing intervals

Approved GLP-1s are dosed daily or weekly.

APPROVED TODAY

Wegovy® pill (semaglutide)
Novo Nordisk · oral

Wegovy®
Novo Nordisk · injection

Foundayo (orforglipron)
Eli Lilly · oral

Zepbound® (tirzeptide)
Eli Lilly · injection

Saxenda® (liraglutide)
Novo Nordisk · injection

AVAILABLE AS WEEKLY INJECTIONS OR DAILY PILLS

Recent investments target monthly and beyond.

WHERE PHARMA IS INVESTING (SELECT TRANSACTIONS)

Pfizer / Metsera
Phase 2 asset at acquisition targeting monthly injectable
~$10B acquisition

Eli Lilly / Camurus
Phase 1b asset targeting monthly semaglutide depot
Up to $870M

IN-HOUSE PROGRAMS

Amgen MariTide
Phase 3 asset targeting monthly and "extended-interval" dosing

Viking VK2735
Phase 3 assets targeting biweekly and monthly dosing

Novo Nordisk / Nanexa
Preclinical asset targeting monthly and quarterly dosing
Up to ~$1.3B

Vivani is developing once- or twice-yearly dosing

VIVANI NANOPORTAL (IN DEVELOPMENT)

NPM-139
Subdermal semaglutide implant

Infrequent
Once- or twice-yearly dosing minimizes drop-off opportunities

Convenient
Administration by primary care professional during a routine office visit

Reversible
Removal stops further delivery, e.g., for intolerance, pregnancy planning or surgery

Daily → Weekly → Monthly → Quarterly → Twice-yearly → Once-yearly

Dosing interval → fewer administrations per year

Deal values are headline/up-to amounts including milestones and contingent payments; not all will be paid. ~$12B = Pfizer/Metsera (up to $10B incl. CVR; closed Nov 2025) + Novo Nordisk/Nanexa (up to EUR 1.165B; Sep 2026) + Eli Lilly/Camurus (up to $870M; Jun 2025). MariTide: Phase 3 MARITIME program. VK2735: maintenance study topline Sep 22, 2026. Wegovy® pill approved Dec 2025; Foundayo (orforglipron) approved Apr 2026. NPM-139 is investigational; dosing intervals are development targets. Sources: company announcements.

Patient and prescriber market research signals strong adoption potential for an ultra-long-acting GLP-1 implant


Currently on a GLP-1 therapy (n=324)
11%
33%
42%
14%
Ex-GLP-1 therapy (n=178)
17%
36%
35%
12%
GLP-1 therapy naïve (n=319)
17%
39%
34%
10%
Definitely not
Unlikely
Likely
Definitely

dQ&A Insights reported market research during FDA Advisory Board to review ITCA 650 (exenatide implant) on September 21, 2023. Research conducted in patients with T2D.

Patient market research

56% of GLP-1 patients responded "likely" or "definitely" to get a GLP-1 implant if FDA approved, prescriber recommended, and covered by insurance

Prescriber market research

Average prescriber rating of **8.3 on a 10-point scale** regarding likelihood of prescribing a long-acting GLP-1 implant

Vivani sponsored qualitative (n=10) market research of diabetes treating primary care physicians, March 2020. ~90% of patients receive treatment in primary care.

Vivani

Contraception analog supports strong adoption potential for an ultra-long-acting GLP-1 implant

THE CONTRACEPTION MARKET: AN ANALOG FOR GLP-1s

Both require chronic dosing, with options spanning daily oral pills and long-acting implants. Among U.S. women ages 15–49 using a prescription contraceptive drug or device:



47%
43%
Other Rx

Denominator: 18.1M

Oral contraceptive pills

~8.5M women

Long-acting reversible (IUDs, implants)

~7.9M women

SUBDERMAL IMPLANT: NEXPLANON®

FY2024 **$963M**

FY2025 **$921M**

annual global sales of Nexplanon (etonogestrel implant), FY2024–FY2025

A single long-acting implant has built a near-$1B franchise, demonstrating the commercial potential of subdermal delivery for chronic therapy.



80%

of commercially insured adults **starting a GLP-1 for obesity were women** (mean age 46.5)

Prescription contraceptive drugs or devices: pill, IUD, implant, injectable, ring and patch; excludes sterilization, condoms, withdrawal and fertility-awareness methods. Women using more than one method are classified by the most effective method. The above are estimates. Percentages may not sum due to rounding. Sources: Vivani analysis of Daniels K, Abma JC. Current Contraceptive Status Among Females Ages 15–49: United States, 2022–2023. NCHS Data Brief No. 539. National Center for Health Statistics; August 2025. Organon, Q4 and Full Year 2025 earnings release, February 12, 2026 (Nexplanon/Implanon NXT global sales). "80%" estimate from JAMA Netw Open . 2026 Mar 10;9(3).

Company pipeline utilizing NanoPortal platform

If approved, Vivani products would provide a differentiated ultra long-acting option for patients



Indication
Feasibility
Preclinical
Clinical
Vivani
Partnered
Obesity/Weight Management
NPM-139
semaglutide
Obesity/Weight Management
Next-generation incretins*
Obesity/Weight Management
NPM-115
exenatide
Type 2 Diabetes
NPM-133
semaglutide
Canine & Feline Obesity
OKV-119**
exenatide

*This includes a number of next-generation incretins (i.e., more potent and/or multi-agonists), including retatrutide. Early retatrutide implant PK data is featured in this presentation.
**In partnership with Okava Pharmaceuticals, Inc.

Good things come in small packages

01
GLP-1 implant & applicator



- ✓ Implant size varies depending upon dose, duration, and potency



- ✓ Simple administration, in-office procedure to insert the implant comfortably under the skin for once- or twice-yearly dosing designed to produce Wegovy®-level efficacy

02
NanoPortal device elements

- ✓ Biocompatible materials
- ✓ Designed to assure adherence
- ✓ Long-term delivery
- ✓ Stable and tunable release profile


Reservoir
Medication
Nanotubes

03
NanoPortal technology

- ✓ Nanotube pore size is precisely tunable to achieve near-constant release profiles


No release
Pore too small
Constant release rate
Target pore size
Rapid release
Pore too large

NanoPortal delivers smooth, near-constant drug release



80
60
40
20
0
In Vitro Release-Rate (µg/day)
0
30
60
90
120
150
180
Time (Days)

Day 1 timepoint includes cumulative release over the first day including a separately measured 1st hour of release, which was ~7 µg for the high-dose and ~4 µg for the low-dose. Values are mean ± SD.

*Release-rates include exenatide and related substances.

Vivani

In vitro and in vivo performance of 12-week GLP-1 implant configuration



120
100
80
60
40
20
0
Release Rate (µg/day)
Mean, n=17
Upper + Lower 95% CI of Mean
20
40
60
80
Time (Day)

In vitro release-rate of exenatide implant (n=17). Individual values are included for each timepoint. Each week consists of two 24-hour intervals and a 5-day interval. Values are mean ± 1 SD (bold) and ± 2 SD. Release-rates include exenatide and related substances.



Sham Implant (Control), n=7
Exenatide Implant, n=7
80
60
40
20
0
Plasma Concentration (ng/mL)
0
20
40
60
80
Time (Day)

In vivo pharmacokinetics of 12-week exenatide implant and sham implant in high fat diet-induced obese mice (n=7 per group). Values are mean ± SE.

Day 56 values reported as measured, but sample handling error suspected to have occurred.

Vivani

Preclinical GLP-1 NanoPortal implant is associated with durable body weight effects



A
ΔWeight vs Control (%)
Time (Days)
Vehicle Implant (Control), n=18
Exenatide Implant, n=24
B
Implant removed
ΔWeight vs Control (%)
Time (Days)
Vehicle Implant (Control), n=5
Exenatide Implant, n=5

Weight difference from control in healthy Sprague-Dawley Rats. % weight change from baseline for a single administration of an exenatide implant (~320 nmol/kg/day) corrected to control (vehicle implant). (A) All animals measured through 105 days of treatment; (B) 5 animals measured in each group through 112 days of treatment followed by a 28-day recovery period. Values are mean ± SE.

Vivani

GLP-1 NanoPortal implant reduced liver fat by 82% in preclinical study



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Liver fat (% Area)
Sham Implant (n=7)
Exenatide Implant (n=7)

Liver fat reduction in high fat diet-induced obese mice. Liver fat % area for exenatide implant vs sham implant 12 weeks after a single administration. Values are mean ± SE.

Vivani

First-in-human GLP-1 NanoPortal clinical trial: LIBERATE-1

Primary Objectives

Safety/tolerability assessment and full pharmacokinetic characterization. Changes in weight also assessed.

Key Inclusion/Exclusion Criteria

18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2D, normal renal function)



Screen
(≤ 14 days)
Run-In (8 Weeks)
Randomize
Treatment (9 Weeks)
EOT
F/U
(EOS)
Dose
Escalation
Exenatide Implant N=8
Semaglutide
0.5 mg weekly
Semaglutide
0.25 mg weekly
Bydureon Bcise 2mg weekly N=8
Semaglutide 1 mg weekly N=8
Visit 1 2 3 4 5 6/7/8 9 10 11/12/13 14 15/16/17 18 19
Week -2 0 2 4 6 8 9 10 12 14 16 17 18

Vivani

T2D = Type 2 Diabetes; EOT = End of Treatment; EOS = End of Study

LIBERATE-1 topline results summary

Implant well-tolerated
No serious adverse events in the study

No clinically meaningful initial burst
No evidence of dose dumping

Encouraging release profile
Potential for durable long-term delivery confirmed

Primary study objectives were met:
Implant safety, tolerability, and PK

Further NanoPortal clinical development supported

Vivani

Vivani Lead Program: NPM-139

SLIM™: Semaglutide ultra Long-acting IMplant in obesity

Vivani

NPM-139 clinical and regulatory development: Near-term plan builds on recent wins

Milestone	Status
Reported preclinical proof of concept (~20% weight loss) with NPM-139 (semaglutide implant)	August 2025
Received regulatory approval to initiate SLIM-1 clinical trial	June 2026
Announced Novo Nordisk agreement to evaluate NPM-139	July 2026
SLIM-1 full enrollment and all patients successfully dosed	August 2026
Report SLIM-1™, Phase 1 trial, top-line Results	**November 2026 (projected)**
Initiation of Phase 2 dose ranging study	2027 (projected)

Vivani

NPM-139 provides steady preclinical pharmacokinetics

***In vivo* pharmacokinetics of NPM-139 configurations in Sprague-Dawley rats.** Values are mean ± SE.

*n=5 through day 28; two implants removed at Day 28 for characterization, n=3 thereafter.



NPM-139 Configuration 1, n=5*
NPM-139 Configuration 2, n=7
Plasma Concentration (ng/mL, normalized to 250g)
1000
800
600
400
200
0
0
14
28
42
56
70
84
Time (Day)

Prototype semaglutide NanoPortal implant demonstrates sustained weight loss and delivery for a full year


A
Prototype NPM-139, n=7 (explanted Day 168)
Prototype NPM-139, n=3 (explanted Day 364)
Plasma Concentration (ng/mL (normalized to 250 g))
1800
1600
1400
1200
1000
800
600
400
200
0
Explanted devices
0 28 56 84 112 140 168 196 224 252 280 308 336 364 392 420
Time (Days)
B
Sham (Control), n=3
NPM-139, n=3 (explanted Day 364)
ΔWeight vs Control (%)
20
10
0
−10
−20
−30
−40
−50
explanted devices
0 28 56 84 112 140 168 196 224 252 280 308 336 364 392 420
Time (Days)

Prototype NPM-139, prior to PK optimization. *In Vivo* Pharmacokinetics and Weight loss vs. control in Sprague-Dawley Rats (A). % weight loss from baseline normalized to a sham-implant control (B). Values are mean ± SE.

Normalized semaglutide plasma concentrations remain measurable throughout the entire 364-day duration. Implant removal results in immediate decline in plasma levels, as expected.

Vivani

NPM-139 Phase 1 study design: SLIM-1™

Primary Objectives

Safety/tolerability assessment and pharmacokinetic characterization

Key Inclusion/Exclusion Criteria

18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2D)


Screen and Randomize
(~21 days)
Treatment (4 Weeks)
EOT
NPM-139 (semaglutide implant, ~0.25 mg/week, n=10)
Wegovy® (semaglutide injection, 0.25 mg/week, n=10)
Week
1
2
3
4
5

T2D = Type 2 Diabetes; EOT = End of Treatment

Proposed NPM-139 Phase 2 study design: SLIM-2™


Randomize
Run-In (20 weeks)
Randomized Treatment Period (16 or 24 weeks)
Semaglutide Implant Dose 3
Semaglutide Implant Dose 2
Semaglutide Implant Dose 1
Placebo (sham implant)
Wegovy® (semaglutide injection, 2.4 mg/week)*
2.4 mg
1.7 mg
1.0 mg
0.5 mg
Semaglutide
0.25 mg
Dose escalation at 4-week intervals

Vivani

*unblinded

NanoPortal retatrutide implant provides steady preclinical pharmacokinetics in ongoing study

***In vivo* pharmacokinetics of prototype NanoPortal retatrutide implant in Sprague-Dawley rats in an ongoing study.** Values are mean ± SE.



Prototype NanoPortal Retatrutide Implant,
n=12 (through day 28), n=9 (day 28 to 56), n=6 thereafter
Plasma Concentration (ng/mL, normalized to 250g)
200
150
100
50
0
0
20
40
60
80
100
120
140
160
Time (Day)

Vivani

Vivani headquarters and GMP manufacturing facility


1350
South Loop Road





The Vivani executive leadership team



Adam Mendelsohn PhD
CEO/Director

- ✓ Co-founder/Co-inventor of Vivani technology
- ✓ PhD Bioengineering (UCSF/UC Berkeley)
- ✓ Management of Technology Certificate at Haas School of Business
- ✓ Research focused on diabetes treatment
- ✓ Formerly at Boston Scientific and MiniMed



Donald Dwyer, MBA
Chief Business Officer

- ✓ Former Executive Director at AstraZeneca with leadership roles in regulatory affairs, drug development, commercial and business development
- ✓ Former Vivani Board observer for AZ
- ✓ Former PhaseBio Board observer for AZ (prior to IPO)
- ✓ Former Director at Cephalon and Rhone Poulenc Rorer



Lisa Porter, MD
Chief Medical Officer

- ✓ Former Chief Medical Officer for Eiger BioPharmaceuticals and Dance BioPharm
- ✓ Former VP of Medical Development for Amylin
- ✓ Former Director at GSK, Global Head of Clinical Strategy for Avandia
- ✓ Former Board member of ViaCyte, Inc.



Truc Le, MBA
Chief Operations Officer

- ✓ Numerous COO and Executive Positions at Device and Drug-Device Companies, including:
- ✓ CTO at Dance BioPharm, COO at Avid Bio
- ✓ Exec VP at Prima Biomed, Sr. VP at Nektar Therapeutics (responsible for Exubera approval), and Worldwide VP at Johnson & Johnson



Anthony Baldor, MS, MBA
Chief Financial Officer

- ✓ Former CFO and Head of Business Development at Diakonos Oncology
- ✓ Former VP Corporate Strategy and Development at 4DMT
- ✓ Former Research Analyst at Jefferies
- ✓ Former Venture Capital Principal at BioInnovation Capital and Associate at RMI Partners

Guaranteed adherence. Better outcomes.

- Only GLP-1 implant in development for obesity and chronic weight management

- Convenient once- or twice-yearly dosing expected to address primary GLP-1 market challenges

- Unique opportunity aligning significant potential benefits for patients, prescribers, payors, and investors



Vivani™
Nasdaq: VANI

Thank You

Company Contact:
Donald Dwyer, Chief Business Officer
info@vivani.com

Investor Relations Contact:
Jami Taylor, Investor Relations Advisor
investors@vivani.com

www.vivani.com

